Exhibit 99.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Insituform East, Incorporated (the "Company") on Form 10-QSB for the quarter ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert F. Hartman, the Vice President, Secretary and Treasurer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the dates and periods covered by the Report.


February 14, 2003
                                           /s/Robert F. Hartman
                                           -------------------------------------
                                           Robert F. Hartman
                                           Vice President, Secretary & Treasurer